                                                                Exhibit 10.10(d)



                     Firm Transportation Service Agreement
                            Contract No. 33181000A
                              Rate Schedule TF-1

                                    between

                        Colorado Interstate Gas Company

                                      and

                             Greeley Gas Company,
                    a division of Atmos Energy Corporation


                              Dated: July 1, 1998
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                                                                          Page 2


                     FIRM TRANSPORTATION SERVICE AGREEMENT
                              RATE SCHEDULE TF-1

The Parties identified below, in consideration of their mutual promises, agree as follows:

1.  Transporter: Colorado Interstate Gas Company

2.  Shipper: Greeley Gas Company, a division of Atmos Energy Corporation

3. Applicable Tariff: Transporter's FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

4. Changes in Rates and Terms: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. Transportation Service: Transportation Service at and between Primary Point(s) of Receipt and Primary Point(s) of Delivery shall be on a firm basis. Receipt and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery shall be in accordance with the Tariff.

6. Points of Receipt and Delivery: Shipper agrees to Tender gas for Transportation Service, and Transporter agrees to accept Receipt Quantities at the Primary Point(s) of Receipt identified in Exhibit "A." Transporter agrees to provide Transportation Service and Deliver gas to Shipper (or for Shipper's account) at the Primary Point(s) of Delivery identified in Exhibit "A."

7.  Rates and Surcharges: As set forth in Exhibit "B."

8.  Negotiated Rate Agreement: N/A

9.  Maximum Delivery Quantity ("MDQ"):
    November through March - 0 Dth per Day
    April, May, September, October - 1,836 Dth per Day
    June through August - 3,979 Dth per Day

10. Term of Agreement:  Beginning:  July 1, 1998
Extending through: September 30, 2000

11. Notices, Statements, and Bills:

    To Shipper:
          Invoices for Transportation:
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                                                                          Page 3

          Greeley Gas Company,
          a division of Atmos Energy Corporation
          P.O. Box 650205
          Dallas, Texas   75265-0205
          Attention: Gas Supply Department

     All Notices:
          Greeley Gas Company,
          a division of Atmos Energy Corporation
          P.O. Box 650205
          Dallas, Texas   75265-0205
          Attention: John Hack

     To Transporter:
          See Payments, Notices, Nominations, and Points of Contact sheets in the Tariff.

12. Supersedes and cancels prior Agreement: When this Agreement becomes effective, it shall supersede and cancel the following agreement between the
Parties: The Firm Transportation Service Agreement between Transporter and Shipper dated October 1, 1997, referred to as Transporter's Agreement No. 33181000.

13.  Adjustment to Rate Schedule TF-1 and/or General Terms and Conditions: N/A

14. Incorporation by Reference: This Agreement in all respects shall be subject to the provisions of Rate Schedule TF-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 13 of the Agreement).

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Transporter:                                   Shipper:

Colorado Interstate Gas Company                Greeley Gas Company, a
                                               division of Atmos Energy
                                               Corporation

By                                             By
   -------------------------                      -------------------------
       Thomas L. Price
       Vice President
                                               ----------------------------
                                                   (Print or type name)


                                               ----------------------------
                                                  (Print or type title)
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                                                                          Page 4

                                  EXHIBIT "A"

                     Firm Transportation Service Agreement
                                    between
                        Colorado Interstate Gas Company
                                      and
                             Greeley Gas Company,
                    a division of Atmos Energy Corporation

                              Dated: July 1, 1998



1. Shipper's Maximum Delivery Quantity ("MDQ") for the following months shall be as follows:
      November - March                    0 Dth per Day
      April, May, September, October      1,836 Dth per Day
      June - August                       3,979 Dth per Day


                                  Primary Point(s) of
                                  Receipt Quantity
                                  (Dth per Day) (Note 2)
                                  --------  ---------
Primary Point(s) of Receipt                 April,              Maximum
of Receipt                        November  May,       June     Receipt
(Note 1)                          through   September  through  Pressure
                                  March     October    August   p.s.i.g.
-------------------------         --------  ---------  -------  --------
Central System
Lakin Master Meter                0         1,037      2,228    220
                                  ------    -------    -------

Southern System
Big Canyon                        0         224        491      955(4)
Mocane                            0         575        1,260    65
                                  ------    -------    -------

Total Southern System             0         799        1,751
                                  ------    -------    -------
     TOTAL                        0         1,836      3,979
                                  ------    -------    -------

                                                                          Page 5

                                           Primary Point(s) of
                                           Delivery Quantity
                                           (Dth per Day) (Note 3)
                                           --------  ----------
                                                     April,               Maximum
                                           November  May,        June     Delivery
Primary Point(s) of Delivery               through   September,  through  Pressure
(Note 1)                                   March     October     August   p.s.i.g.
-------------------------                  --------  ----------  -------  ----------
Canon City Group (Note 5)
Canon City                                 0         1,269       2,750    (Note 6)
Colorado State Penitentiary                0         89          194      100
Engineering Station 476+78                 0         1           3        Line Pressure
Florence City Gate                         0         297         643      60
Fremont County Industrial Park             0         3           6        Line Pressure
Penrose City Gate                          0         40          88       60
Penrose PBS-2                              0         39          84       Line Pressure
Portland City Gate                         0         10          23       100
Pritchett City Gate                        0         10          23       150
                                           ------    -------     -----
Total Canon City Group                     0         1,758       3,814
                                           ------    -------     -----
Total Capacity Release                     0         1,445       3,130
                                           ------    -------     -----
Eads Group
Brandon Station                                      8           18       350
Eads City Gate                             0         62          135      60
Highline Taps:
Neoplan (Bent County)                      0         1           2        Line Pressure
Penrose South (Fremont County)             0         3           7        Line Pressure
L.J. Stafford (Baca County)                0         1           3        Line Pressure
                                           ------    -------     -----
Total Eads Group                           0         76          167
                                           ------    -------     -----
McClave Delivery                           0         105         227      500
                                           ------    -------     -----
Springfield                                0         210         455      Line Pressure
                                           ------    -------     -----
TOTAL                                      0         1,836       3,979
                                           ------    -------     -----
Storage Injection                          0         799         1,100    N/A

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                                                                          Page 6

NOTES:
(1) Information regarding Point(s) of Receipt and Point(s) of Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

(2) Each Point of Receipt Quantity may be increased by an amount equal to Transporter's Fuel Reimbursement percentage. Shipper shall be responsible for providing such Fuel Reimbursement at each Point of Receipt on a pro rata basis based on the quantities received on any Day at a Point of Receipt divided by the total quantity Delivered at all Point(s) of Delivery under this Transportation Service Agreement.

(3) The sum of the Delivery Quantities at Point(s) of Delivery shall be equal to or less than Shipper's MDQ.

(4)  Minimum pressure Shipper will deliver gas to Transporter is 350 p.s.i.g.

(5) For Capacity Release purposes, the aggregate of the Canon City Group Point of Delivery Quantities is as designated (e.g., 1,445 Dth per Day April, May, September, October). To the extent that Shipper is not utilizing a portion of its remaining Point of Delivery Quantities at non-Canon City Group Points of Delivery, Shipper may nominate up to the Canon City Group total (e.g., 1,758 Dth per Day April, May, September, October), provided that volumes Tendered by Shipper under this Agreement do not exceed the monthly MDQ (e.g., 1,836 Dth per Day April, May, September, October) unless an Authorized Overrun has been granted to Shipper by Transporter.

(6)  Line pressure but not less than 100 p.s.i.g.
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                                                                          Page 7


                                  EXHIBIT "B"

                     Firm Transportation Service Agreement
                                    between
                        Colorado Interstate Gas Company
                                      and
                             Greeley Gas Company,
                    a division of Atmos Energy Corporation

                              Dated: July 1, 1998




Primary         Primary        R1
Point(s)        Points of      Reservation      Commodity    Term of     Fuel
of Receipt      Delivery       Rate             Rate         Rate        Reimbursement   Surcharges
----------      -----------    -----------      ---------    -------     -------------   ----------

As listed       As listed on   $1.46            (Notes 1     Through     (Note 2)        (Note 3)
on Exhibit      on Exhibit                      and 4)       9/30/00
"A"             "A"

Secondary
Point(s)        Primary        R1
of              Point(s) of    Reservation      Commodity    Term of     Fuel
Receipt         Delivery       Rate             Rate         Rate        Reimbursement   Surcharges
----------      -----------    -----------      ---------    -------     -------------   ----------

All             As listed on   $1.46            (Notes 1     Through     (Note 2)        (Note 3)
                Exhibit "A"                     and 4)       9/30/00

Secondary       Secondary      R1
Point(s)        Point(s) of    Reservation      Commodity    Term        Fuel
of Receipt      Delivery       Rate             Rate         of Rate     Reimbursement   Surcharges
----------      -----------    -----------      ---------    -------     -------------   ----------

All             All            (Note 1)         (Note 1)     Through     (Note 2)        (Note 3)
                                                             9/30/00

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                                                                          Page 8


                                  EXHIBIT "B"

NOTES:
(1) Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter's maximum rates for service under Rate Schedule TF-1 or other superseding Rate Schedules, as such rates may be changed from time to time.

(2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

(3)  Surcharges, If Applicable:
All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The Tariff, as such surcharges may be changed from time to time.

GQC:
The Gas Quality Control Surcharge shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in The Tariff.

GRI:
The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in The Tariff.

HFS:
The Hourly Flexibility Surcharge shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in The Tariff.

Order No. 636 Transition Cost Mechanism:
Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in The Tariff.

ACA:
The ACA Surcharge shall be assessed pursuant to Article 19 of the General Terms and Conditions as set forth in The Tariff.

(4) The Authorized Overrun Rate charged by Transporter shall be determined pursuant to the Stipulation and Agreement in Docket No. RP96-190, when applicable, while such Settlement is in effect.